UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2026
TYSON FOODS, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-14704	71-0225165
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2200 West Don Tyson Parkway,
Springdale,	Arkansas		72762-6999
(Address of Principal Executive Offices)			(Zip Code)
(479) 290-4000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class			Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	Par Value	$0.10	TSN	New York Stock Exchange
Class B stock is not publicly listed for trade on any exchange or market system. However, Class B stock is convertible into Class A stock on a share-for-share basis.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Tyson Foods, Inc. (the “Company,” “our,” or “we”) is filing this Current Report on Form 8-K to recast certain previously reported amounts to conform with segment reporting changes made to align our segments with how we manage our business, with respect to the financial information contained in our Annual Report on Form 10-K for the year ended September 27, 2025 (“2025 Form 10-K”).
In February 2026, we announced that commencing in the first quarter of fiscal 2026, the Company no longer allocates corporate expenses and amortization to our segments as these items are no longer used by our Chief Operating Decision Maker in assessing the performance of, and allocating resources to, the segments. Accordingly, the Company revised its measure of segment profit to exclude corporate expenses and amortization and identified International as a reportable segment. We provided a brief description of the segment changes in a Form 8-K and in our Form 10-Q for the quarter ending December 27, 2025, both filed on February 2, 2026.
Securities and Exchange Commission rules require a registrant that reports an accounting change and thereafter prepares or amends a registration statement, proxy statement or information statement that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect that change. Accordingly, the Company is filing this Form 8-K to recast our audited consolidated financial statements reported in the 2025 Form 10-K to reflect the segment reporting changes described above. The information included in this Form 8-K does not amend or restate our audited consolidated financial statements included in our 2025 Form 10-K. The recast information of Items contained in the 2025 Form 10-K is presented in Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference.
This Form 8-K does not reflect activities or events occurring after we filed our 2025 Form 10-K and does not otherwise modify or update the disclosures in that filing, except to show the impact of the segment changes as described above. For developments subsequent to the filing of the 2025 Form 10-K, refer to our Quarterly Reports on Form 10-Q for the quarters ended December 27, 2025 and March 28, 2026. This Form 8-K should be read in conjunction with the 2025 Form 10-K and our Quarterly Reports on Form 10-Q for the quarters ended December 27, 2025 and March 28, 2026.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1
Updates, where applicable, to Part I, Item 1. Business, Part I, Item 2 Properties, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Part II, Item 8. Financial Statements and Supplementary Data, and Part IV, Financial Statement Schedule from Tyson Foods, Inc. Annual Report on Form 10-K for the year ended September 27, 2025, as filed with the Securities and Exchange Commission on November 10, 2025.

104	Cover Page Interactive Data File formatted in iXBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: June 9, 2026	By:	/s/ Curt T. Calaway

	Name:	Curt T. Calaway
	Title:	Chief Financial Officer

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